Exhibit 99.2 2021 Outlook Meeting December 17, 2020Exhibit 99.2 2021 Outlook Meeting December 17, 2020

SAFE HARBOR STATEMENT Certain information in this presentation constitutes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those not based on historical information, but rather relate to our outlook, future operations, strategies, financial results, or other developments and speak only as of the date made. These forward-looking statements, including statements about our full year 2020 outlook for after-tax adjusted operating earnings per share and our 2021 outlook for sales growth, premium income growth, adjusted operating earnings growth, adjusted operating return on equity, after-tax adjusted operating earnings, and capital levels and deployment, are subject to numerous assumptions, risks, and uncertainties, many of which are beyond our control. The following factors, in addition to other factors mentioned from time to time, may cause actual results to differ materially from those contemplated by the forward-looking statements: (1) the impact of the COVID-19 pandemic on our business, financial position, results of operations, liquidity and capital resources, and overall business operations; (2) sustained periods of low interest rates; (3) fluctuation in our insurance reserve liabilities and claim payments due to changes in our claim incidence, recovery rates, mortality and morbidity rates, and policy benefit offsets; (4) unfavorable economic or business conditions, both domestic and foreign, that may result in decreases in sales, premiums, or persistency, as well as unfavorable claims activity; (5) changes in, or interpretations or enforcement of laws and regulations; (6) a cyber attack or other security breach could result in the unauthorized acquisition of confidential data; (7) the failure of our business recovery and incident management processes to resume our business operations in the event of a natural catastrophe, cyber attack, or other event; (8) investment results, including, but not limited to, changes in interest rates, defaults, changes in credit spreads, impairments, and the lack of appropriate investments in the market which can be acquired to match our liabilities; (9) increased competition from other insurers and financial services companies due to industry consolidation, new entrants to our markets, or other factors; (10) changes in our financial strength and credit ratings; (11) our ability to develop digital capabilities or execute on our technology systems upgrades or replacements; (12) actual experience in the broad array of our products that deviates from our assumptions used in pricing, underwriting, and reserving; (13) availability of reinsurance in the market and the ability of our reinsurers to meet their obligations to us; (14) our ability to generate sufficient internal liquidity and/or obtain external financing; (15) damage to our reputation due to, among other factors, regulatory investigations, legal proceedings, external events, and/or inadequate or failed internal controls and procedures; (16) effectiveness of our risk management program; (17) contingencies and the level and results of litigation; (18) ineffectiveness of our derivatives hedging programs due to changes in the economic environment, counterparty risk, ratings downgrades, capital market volatility, changes in interest rates, and/or regulation; (19) fluctuation in foreign currency exchange rates; and (20) recoverability and/or realization of the carrying value of our intangible assets, long-lived assets, and deferred tax assets. For further discussion of risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see Part I, Item 1A of our annual report on Form 10-K for the year ended December 31, 2019 and Part II, Item 1A of our quarterly report on Form 10-Q for the quarter ended September 30, 2020. The forward-looking statements in this presentation are being made as of the date of this presentation, and we expressly disclaim any obligation to update or revise any forward-looking statement contained herein, even if made available on our website or otherwise. 2SAFE HARBOR STATEMENT Certain information in this presentation constitutes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those not based on historical information, but rather relate to our outlook, future operations, strategies, financial results, or other developments and speak only as of the date made. These forward-looking statements, including statements about our full year 2020 outlook for after-tax adjusted operating earnings per share and our 2021 outlook for sales growth, premium income growth, adjusted operating earnings growth, adjusted operating return on equity, after-tax adjusted operating earnings, and capital levels and deployment, are subject to numerous assumptions, risks, and uncertainties, many of which are beyond our control. The following factors, in addition to other factors mentioned from time to time, may cause actual results to differ materially from those contemplated by the forward-looking statements: (1) the impact of the COVID-19 pandemic on our business, financial position, results of operations, liquidity and capital resources, and overall business operations; (2) sustained periods of low interest rates; (3) fluctuation in our insurance reserve liabilities and claim payments due to changes in our claim incidence, recovery rates, mortality and morbidity rates, and policy benefit offsets; (4) unfavorable economic or business conditions, both domestic and foreign, that may result in decreases in sales, premiums, or persistency, as well as unfavorable claims activity; (5) changes in, or interpretations or enforcement of laws and regulations; (6) a cyber attack or other security breach could result in the unauthorized acquisition of confidential data; (7) the failure of our business recovery and incident management processes to resume our business operations in the event of a natural catastrophe, cyber attack, or other event; (8) investment results, including, but not limited to, changes in interest rates, defaults, changes in credit spreads, impairments, and the lack of appropriate investments in the market which can be acquired to match our liabilities; (9) increased competition from other insurers and financial services companies due to industry consolidation, new entrants to our markets, or other factors; (10) changes in our financial strength and credit ratings; (11) our ability to develop digital capabilities or execute on our technology systems upgrades or replacements; (12) actual experience in the broad array of our products that deviates from our assumptions used in pricing, underwriting, and reserving; (13) availability of reinsurance in the market and the ability of our reinsurers to meet their obligations to us; (14) our ability to generate sufficient internal liquidity and/or obtain external financing; (15) damage to our reputation due to, among other factors, regulatory investigations, legal proceedings, external events, and/or inadequate or failed internal controls and procedures; (16) effectiveness of our risk management program; (17) contingencies and the level and results of litigation; (18) ineffectiveness of our derivatives hedging programs due to changes in the economic environment, counterparty risk, ratings downgrades, capital market volatility, changes in interest rates, and/or regulation; (19) fluctuation in foreign currency exchange rates; and (20) recoverability and/or realization of the carrying value of our intangible assets, long-lived assets, and deferred tax assets. For further discussion of risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see Part I, Item 1A of our annual report on Form 10-K for the year ended December 31, 2019 and Part II, Item 1A of our quarterly report on Form 10-Q for the quarter ended September 30, 2020. The forward-looking statements in this presentation are being made as of the date of this presentation, and we expressly disclaim any obligation to update or revise any forward-looking statement contained herein, even if made available on our website or otherwise. 2

NON-GAAP FINANCIAL MEASURES We analyze our performance using non-GAAP financial measures which exclude or include amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. We believe the following non-GAAP financial measures are better performance measures and better indicators of the revenue and profitability and underlying trends in our business: • Adjusted operating return on equity, which is calculated using after-tax adjusted operating income or loss and excludes from equity the unrealized gain or loss on securities and net gain on hedges; • Adjusted operating income or loss, which excludes realized investment gains or losses, and certain other items, as applicable Realized investment gains or losses and unrealized gains or losses on securities and net gains on hedges depend on market conditions and do not necessarily relate to decisions regarding the underlying business of our Company. We also exclude certain other items from our discussion of financial ratios and metrics in order to enhance the understanding and comparability of our operational performance and the underlying fundamentals. We exclude these items as we believe them to be infrequent or unusual in nature, but this exclusion is not an indication that similar items may not recur and does not replace the comparable GAAP measures in the determination of overall profitability. Refer to the Appendix for a reconciliation of the non-GAAP financial measures used in this presentation to the most directly comparable GAAP measures. 3NON-GAAP FINANCIAL MEASURES We analyze our performance using non-GAAP financial measures which exclude or include amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. We believe the following non-GAAP financial measures are better performance measures and better indicators of the revenue and profitability and underlying trends in our business: • Adjusted operating return on equity, which is calculated using after-tax adjusted operating income or loss and excludes from equity the unrealized gain or loss on securities and net gain on hedges; • Adjusted operating income or loss, which excludes realized investment gains or losses, and certain other items, as applicable Realized investment gains or losses and unrealized gains or losses on securities and net gains on hedges depend on market conditions and do not necessarily relate to decisions regarding the underlying business of our Company. We also exclude certain other items from our discussion of financial ratios and metrics in order to enhance the understanding and comparability of our operational performance and the underlying fundamentals. We exclude these items as we believe them to be infrequent or unusual in nature, but this exclusion is not an indication that similar items may not recur and does not replace the comparable GAAP measures in the determination of overall profitability. Refer to the Appendix for a reconciliation of the non-GAAP financial measures used in this presentation to the most directly comparable GAAP measures. 3

AGENDA & CEO OPENING REMARKS Rick McKenney, Chief Executive Officer PRESENTERS CORE BUSINESS OVERVIEW Mike Simonds, Chief Operating Officer CFO REPORT Steve Zabel, Chief Financial Officer 2021 OUTLOOK AND CLOSING REMARKS Steve Zabel, Chief Financial Officer Rick McKenney, Chief Executive Officer QUESTIONS AND ANSWERS Joining Rick, Mike and Steve • Chris Pyne, Executive Vice President, Group Benefits • Tim Arnold, Executive Vice President, Voluntary Benefits and President, Colonial Life • Peter O’Donnell, Chief Executive Officer, Unum International • Martha Leiper, Executive Vice President, Chief Investment Officer 4AGENDA & CEO OPENING REMARKS Rick McKenney, Chief Executive Officer PRESENTERS CORE BUSINESS OVERVIEW Mike Simonds, Chief Operating Officer CFO REPORT Steve Zabel, Chief Financial Officer 2021 OUTLOOK AND CLOSING REMARKS Steve Zabel, Chief Financial Officer Rick McKenney, Chief Executive Officer QUESTIONS AND ANSWERS Joining Rick, Mike and Steve • Chris Pyne, Executive Vice President, Group Benefits • Tim Arnold, Executive Vice President, Voluntary Benefits and President, Colonial Life • Peter O’Donnell, Chief Executive Officer, Unum International • Martha Leiper, Executive Vice President, Chief Investment Officer 4

CEO Opening Remarks Rick McKenney CHIEF EXECUTIVE OFFICER 5CEO Opening Remarks Rick McKenney CHIEF EXECUTIVE OFFICER 5

KEY MESSAGES • Business model strong • Current environment highlights need for what we do • Finishing 2020 in solid financial position • 2021 will see continued effects, trending positively toward 2022 • Closed Disability Block sale as we shift portfolio 6KEY MESSAGES • Business model strong • Current environment highlights need for what we do • Finishing 2020 in solid financial position • 2021 will see continued effects, trending positively toward 2022 • Closed Disability Block sale as we shift portfolio 6

STRONG BUSINESS MODEL PREMIUM DISTRIBUTION¹ Closed Block 10.5% AN EMPLOYEE BENEFITS LEADER Unum Group International Disability • Top market positions 6.9% 28.0% • Distribution breadth • Strong capital generation • Resiliency through the pandemic Colonial Life 18.3% Life and AD&D 19.3% Supplemental & Voluntary 17.0% ¹ Nine months ending September 30, 2020 7STRONG BUSINESS MODEL PREMIUM DISTRIBUTION¹ Closed Block 10.5% AN EMPLOYEE BENEFITS LEADER Unum Group International Disability • Top market positions 6.9% 28.0% • Distribution breadth • Strong capital generation • Resiliency through the pandemic Colonial Life 18.3% Life and AD&D 19.3% Supplemental & Voluntary 17.0% ¹ Nine months ending September 30, 2020 7

RESILIENCY IN PANDEMIC OUR RESILIENT FRANCHISE… …HELPS US NAVIGATE • Pandemic pressures • Financial strength ⁃ Strong capital • Mortality rates ⁃ Cash buffers • Workplace disruption ⁃ Portfolio position ⁃ Employment picture ⁃ Work from home • Closed block • Interest rates ⁃ Updated GAAP LTC assumptions ⁃ Stable statutory reserve path after • Maine Bureau of Insurance LTC review agreement with regulators ⁃ Closed Disability Block sale • Engaged employees and strong customer brand 8RESILIENCY IN PANDEMIC OUR RESILIENT FRANCHISE… …HELPS US NAVIGATE • Pandemic pressures • Financial strength ⁃ Strong capital • Mortality rates ⁃ Cash buffers • Workplace disruption ⁃ Portfolio position ⁃ Employment picture ⁃ Work from home • Closed block • Interest rates ⁃ Updated GAAP LTC assumptions ⁃ Stable statutory reserve path after • Maine Bureau of Insurance LTC review agreement with regulators ⁃ Closed Disability Block sale • Engaged employees and strong customer brand 8

OUR STRATEGY Helping the working world thrive throughout UNITED STATES INTERNATIONAL life’s moments ENDURING CAPABILITIES • Leading edge employee benefits know how • Digital enabled distribution breadth • Reputation and consistency with decision makers • People and culture 9OUR STRATEGY Helping the working world thrive throughout UNITED STATES INTERNATIONAL life’s moments ENDURING CAPABILITIES • Leading edge employee benefits know how • Digital enabled distribution breadth • Reputation and consistency with decision makers • People and culture 9

OUR STRATEGY OUR REACH The need for what we do has never been greater: 38 million customers and their families of workers live paycheck to 40% paycheck 195k companies to attract and retain workers will be 1 in 4 disabled workers are out on FMLA at 318k individuals 1 in 10 any given moment return to work 10OUR STRATEGY OUR REACH The need for what we do has never been greater: 38 million customers and their families of workers live paycheck to 40% paycheck 195k companies to attract and retain workers will be 1 in 4 disabled workers are out on FMLA at 318k individuals 1 in 10 any given moment return to work 10

THE WORKPLACE EMPLOYEE REMAINS A • Trust: 75% of employees trust CRITICAL their employer to do what is right DISTRIBUTION • Access: 90% of Disability and 78% EMPLOYER of Life Insurance is acquired CHANNEL through the workplace • Attract and retain talent Our unique position of • Workforce management distributing products and services through the employer continues to be PROVIDER a differentiator • Economies of scale • Risk pooling • Digital connectivity • Population openness to through HRIS platforms benefits education 11THE WORKPLACE EMPLOYEE REMAINS A • Trust: 75% of employees trust CRITICAL their employer to do what is right DISTRIBUTION • Access: 90% of Disability and 78% EMPLOYER of Life Insurance is acquired CHANNEL through the workplace • Attract and retain talent Our unique position of • Workforce management distributing products and services through the employer continues to be PROVIDER a differentiator • Economies of scale • Risk pooling • Digital connectivity • Population openness to through HRIS platforms benefits education 11

2010 PREMIUM MIX 3Q-2020 PREMIUM MIX* DRIVING CAPITAL EFFICIENCY Capital Efficient Capital Efficient 74% of total premium 88% of total premium Over the last 10 years, • Increased proportion of voluntary products we have shifted our • Addition of Dental and Vision business mix while growing • Sale of Closed Disability Block the Company *Trailing twelve months 3Q-2020 premium excludes Closed Disability Block 122010 PREMIUM MIX 3Q-2020 PREMIUM MIX* DRIVING CAPITAL EFFICIENCY Capital Efficient Capital Efficient 74% of total premium 88% of total premium Over the last 10 years, • Increased proportion of voluntary products we have shifted our • Addition of Dental and Vision business mix while growing • Sale of Closed Disability Block the Company *Trailing twelve months 3Q-2020 premium excludes Closed Disability Block 12

OPTIMIZING FOR GROWTH RUN EFFICIENTLY ACCELERATE FUND PRIORITIES We will continue to optimize GROWTH Unum’s organization for the Simplify and improve Invest in digital future with investments in how we work while Meaningfully pursue capabilities for keeping customers top- our biggest enterprise customer needs and digital and a continuous of-mind opportunities distribution channels improvement mindset at the center of the company’s transformation 13OPTIMIZING FOR GROWTH RUN EFFICIENTLY ACCELERATE FUND PRIORITIES We will continue to optimize GROWTH Unum’s organization for the Simplify and improve Invest in digital future with investments in how we work while Meaningfully pursue capabilities for keeping customers top- our biggest enterprise customer needs and digital and a continuous of-mind opportunities distribution channels improvement mindset at the center of the company’s transformation 13

Core Business Overview Mike Simonds CHIEF OPERATING OFFICER 14Core Business Overview Mike Simonds CHIEF OPERATING OFFICER 14

CURRENT ENVIRONMENT AND OUTLOOK COVID-19 has been disruptive to but the business model has the mid- and long-term growth and margin in the short proven resilient… outlook is promising term, • Customer satisfaction scores • Increased awareness of the need • Premium growth impacts from remain strong for strong financial protection reduced sales and natural products and services • Employee engagement and growth satisfaction higher than • Significant investment in our digital • Claims volatility impacting benchmarks capabilities and offering expansion benefit ratios • Investments in our distribution • Return to pre-pandemic growth • Higher short-term disability and network position us for post and margin trends leave volumes cause higher pandemic growth opportunities expenses 15CURRENT ENVIRONMENT AND OUTLOOK COVID-19 has been disruptive to but the business model has the mid- and long-term growth and margin in the short proven resilient… outlook is promising term, • Customer satisfaction scores • Increased awareness of the need • Premium growth impacts from remain strong for strong financial protection reduced sales and natural products and services • Employee engagement and growth satisfaction higher than • Significant investment in our digital • Claims volatility impacting benchmarks capabilities and offering expansion benefit ratios • Investments in our distribution • Return to pre-pandemic growth • Higher short-term disability and network position us for post and margin trends leave volumes cause higher pandemic growth opportunities expenses 15

PERSISTENCY AND SALES PERSISTENCY 5 YEAR RANGE SALES RECOVERY IN CORE OPERATIONS YTD 3Q 2020 RESULTS (2015-2019) 1H Dynamics UUS – LTD 89.9% – 92.1% 90.3% UUS – Group Life 88.0% – 91.2% 88.6% 2H Dynamics Unum UK 86.3% – 89.7% 86.0% 1H19 1H20 1H21 2H19 2H20 2H21 Colonial Life 77.0% – 79.3% 77.6% Current Outlook Pre-COVID Outlook Persistency stable given the environment Sales disrupted but momentum expected to build in 2021 • Clients are retaining Unum coverages • Small case, voluntary, and dental most impacted • Muted natural growth within existing client base • Mid/large sized employers disrupted less 16PERSISTENCY AND SALES PERSISTENCY 5 YEAR RANGE SALES RECOVERY IN CORE OPERATIONS YTD 3Q 2020 RESULTS (2015-2019) 1H Dynamics UUS – LTD 89.9% – 92.1% 90.3% UUS – Group Life 88.0% – 91.2% 88.6% 2H Dynamics Unum UK 86.3% – 89.7% 86.0% 1H19 1H20 1H21 2H19 2H20 2H21 Colonial Life 77.0% – 79.3% 77.6% Current Outlook Pre-COVID Outlook Persistency stable given the environment Sales disrupted but momentum expected to build in 2021 • Clients are retaining Unum coverages • Small case, voluntary, and dental most impacted • Muted natural growth within existing client base • Mid/large sized employers disrupted less 16

CORE OPERATIONS PREMIUM DYNAMICS 2019 2020 2021 st Strong 2018 Sales led to good 1 year 2020 employment conditions adversely Natural growth returns as conditions improve, st premium growth in 2019 impact natural growth dynamics but weaker 2020 sales pressure 1 year premium Beginning Premium st st st Lapse Natural 1 year Lapse Natural 1 year Lapse Natural 1 year premium premium premium Growth Growth Growth (driven by (driven by (driven by 2018 sales) 2019 sales) 2020 sales) • Growth for Group expected to emerge more quickly than VB/Colonial due to natural growth dynamics • Premium levels expected to resume growth in 2022 17CORE OPERATIONS PREMIUM DYNAMICS 2019 2020 2021 st Strong 2018 Sales led to good 1 year 2020 employment conditions adversely Natural growth returns as conditions improve, st premium growth in 2019 impact natural growth dynamics but weaker 2020 sales pressure 1 year premium Beginning Premium st st st Lapse Natural 1 year Lapse Natural 1 year Lapse Natural 1 year premium premium premium Growth Growth Growth (driven by (driven by (driven by 2018 sales) 2019 sales) 2020 sales) • Growth for Group expected to emerge more quickly than VB/Colonial due to natural growth dynamics • Premium levels expected to resume growth in 2022 17

RESILIENT FRANCHISE % 9 Strong Unum Year over year employee engagement improvement from 2019 translates into satisfied customers OVERALL UNUM CLAIMANT EMPLOYEE ENGAGEMENT SATISFACTION 18RESILIENT FRANCHISE % 9 Strong Unum Year over year employee engagement improvement from 2019 translates into satisfied customers OVERALL UNUM CLAIMANT EMPLOYEE ENGAGEMENT SATISFACTION 18

DISTRIBUTION CHANNELS REMAIN STRONG

- Sales teams remain intact, positioning us well as economy recovers
- Investments in digital sales tools
- Capability-based selling readies us for the future

UNUM US

- Field sales retention improved to 90% with average tenure now over 10 years
- Team of 80 small business consultants created
- 25% of New Group Sales Premium tied to HR Connect

COLONIAL LIFE

- Agent recruiting +7.3% YTD
- Total sales managers +17% YTD
- Total brokers +4% YTD
- Growth in virtual (telephonic/online) benefit counselors 117% over prior year

UNUM INTERNATIONAL

- UK sales force stable (retention +95%), Poland sales force increased by over 15%
- Proportion of <100 UK lives online quotes up 20%
- Value added services usage increased by over 50%

19

UNUM US

PREMIUM DISTRIBUTION[1]



Individual Disability 7.5%
Dental & Vision 4.2%
Voluntary Benefits 14.7%
Group Disability 43.6%
Group Life and AD&D 30.0%

- Employee benefits distributed through brokers, consultants and platforms
- Top 5 market share in core product offerings
- Expanding leave service and capabilities built on leading HCM platforms

[1] Nine months ending September 30, 2020

INVESTMENTS IN DIGITAL

- MyUnum – 25,000 clients on our new small employer platform
- New digital enrollment capabilities in 2021
- HR Connect provides a differentiated experience on leading HCM platforms

OTHER GROWTH OPPORTUNITIES

- Launching and leveraging a **Colonial Life enrollment** network paired with Unum sales offices as a preferred enrollment partner for VB.
- Focused investments in distribution effectiveness, provider network growth, and client experience in our **Dental/Vision** offering
- Use of advanced data analytics to create a differentiated **Stop-Loss** strategy

unumGROUP 20

UNUM US INVESTMENTS IN DISABILITY & LEAVE

LTD Paid Incidence & Recoveries — Indexed (2017=100)


2017
2018
2019
2020
Recoveries
Paid Incidence

Absence Management Claim Volume vs. Fees


Post Pandemic
Pandemic Impact
Fees
Volume

Annual Fee Growth	
2018	13%
2019	21%
2020	20%

As we've grown our fee-based business and managed our disability products, adjusted return on equity for group disability grew from

15.4% in 2017, to 17.1% for 3Q20 YTD.

GROUP LTD

- Investments in underwriting and claims management has yielded success in getting claimants back to work
  - Operating model
  - Duration targeting
  - Data and analytics

ABSENCE MANAGEMENT

- Leave services continue to be a key factor in selecting a group carrier (44% of group premium packaged with leave/ASO)
- Launching our new "Total Leave" platform in 2021 will differentiate the experience and drive down unit cost
- Execution on price increases and a move to a transactional pricing model vs. fixed PEPM will improve profitability

unumGROUP 21

COLONIAL LIFE

PREMIUM DISTRIBUTION[1]



Cancer & Critical Illness 21.1%
Accident, Sickness, and Disability 57.1%
Life 21.8%

- One of America's leading providers of voluntary worksite benefits
- Significant size and scale with:
  - 13,000 career agents
  - 17,000 brokers under contract

[1] Nine months ending September 30, 2020

INVESTMENTS IN DIGITAL

- Worker engagement and enrollment platform
- Investment in digital tools that enable growth and productivity such as Agent Assist
- Advance digital customer experience for policy, claim, and client administration through client and customer portals

OTHER GROWTH ENABLERS

- Enhancing Colonial Life agent access to group insurance through Unum
- New hire onboarding, and offboarding as a service for HR
- Enrollment enhancements such as protection score module

unum GROUP 22

UNUM INTERNATIONAL

PREMIUM DISTRIBUTION[1]


Poland
11.9%
UK
Supplemental
15.2%
UK Group
LTD
55.8%
UK Group
Life
17.1%

- Unum UK is a leading benefit provider in the UK
- Unum UK holds top market share positions
- Unum Poland is a premier player in the individual and group markets

[1] Nine months ending September 30, 2020

INVESTMENTS IN DIGITAL

- The roll-out and take up of **Help@hand** has accelerated with approximately 250,000 employees having access to the service
- **UnumOnline** broker portal continues to build momentum with increasing quote volumes and close ratios

OTHER GROWTH ENABLERS

- **Unum Poland** delivered double digit premium growth and continued success in 2020 despite the pandemic with strong premium and persistency results
- Continued pricing increases for **Unum UK** group income protection while maintaining persistency

unumGROUP 23

OPTIMISM FOR THE FUTURE

- 2 in 3 workers plan to pay more attention to their employee benefits [1]
- Workers plan to enroll for the first time or increase their coverage in Life (27%), Hospital (14%), Disability (12%), and Critical Illness Insurance (12%)[1]
- 4 in 10 employers say the coronavirus outbreak has impacted their views of the importance of the benefits they currently offer[2]

There will be greater emphasis on leave and disability benefits than in the past. ~ Large Case Employer	*A possible broader, richer offering of benefits to the employees, more choices for them to have in the wake of a pandemic or tragedy in the future.* ~ Middle Market Employer

CORE OPERATIONS LONG-TERM TARGETS INTACT	
Sales Growth	**6-8%**
Premium Growth	**4-6%**
Adjusted Operating Earnings Growth	**2-4%**
Adjusted Return on Equity	**16-18%**

Sources: *Unum October 2020 Survey*[1], *LIMRA*[2]

unum GROUP 24

CFO Report Steve Zabel CHIEF FINANCIAL OFFICER 25CFO Report Steve Zabel CHIEF FINANCIAL OFFICER 25

ITEMS TO COVER • 2020 Environment • COVID-19 Considerations • Long-term Care Reserve Review • Closed Disability Block Reinsurance • Alternative Investments • Capital Management 26ITEMS TO COVER • 2020 Environment • COVID-19 Considerations • Long-term Care Reserve Review • Closed Disability Block Reinsurance • Alternative Investments • Capital Management 26

INFLUENTIAL Treasury Yields in 2020 US Unemployment Rate 3.00 MACRO 16.00% 14.70% 2.39 2.50 14.00% 2.00 12.00% FACTORS ON 1.67 10.00% 1.50 1.92 8.00% 0.84 2020 RESULTS 1.00 6.00% 6.70% 4.00% 0.50 3.60% 2.00% 0.00 0.00% 10 Year Treasury Yield 30 Year Treasury Yield US COVID Infections (millions) GDP Growth 13.1 14 40.00% 33.10% 12 30.00% 10 20.00% 8 10.00% 2.90% 6 0.00% 4 -10.00% 2 -20.00% 0 -30.00% Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov -31.40% -40.00% Monthly Change Cumulative 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 27INFLUENTIAL Treasury Yields in 2020 US Unemployment Rate 3.00 MACRO 16.00% 14.70% 2.39 2.50 14.00% 2.00 12.00% FACTORS ON 1.67 10.00% 1.50 1.92 8.00% 0.84 2020 RESULTS 1.00 6.00% 6.70% 4.00% 0.50 3.60% 2.00% 0.00 0.00% 10 Year Treasury Yield 30 Year Treasury Yield US COVID Infections (millions) GDP Growth 13.1 14 40.00% 33.10% 12 30.00% 10 20.00% 8 10.00% 2.90% 6 0.00% 4 -10.00% 2 -20.00% 0 -30.00% Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov -31.40% -40.00% Monthly Change Cumulative 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 27

HOW COVID HAS IMPACTED AREAS OF PRESSURE UNUM IN 2020 Long-term Care Claimant Life Claims Mortality Sales and Dental & Vision Natural Growth AREAS OF CONSISTENT Utilization PERFORMANCE UK GIP, other Claims and Delayed Medical • LTD Benefits Service Expenses Procedures • LTC Active Life Mortality Impacting STD Investment Claims • IDI-RIB Claims Experience Portfolio • Case Persistency OFFSETTING EFFECTS 28HOW COVID HAS IMPACTED AREAS OF PRESSURE UNUM IN 2020 Long-term Care Claimant Life Claims Mortality Sales and Dental & Vision Natural Growth AREAS OF CONSISTENT Utilization PERFORMANCE UK GIP, other Claims and Delayed Medical • LTD Benefits Service Expenses Procedures • LTC Active Life Mortality Impacting STD Investment Claims • IDI-RIB Claims Experience Portfolio • Case Persistency OFFSETTING EFFECTS 28

4Q 2020 EXPECTATIONS

4Q earnings are expected to be similar to 3Q

UNUM US

- Continued sales and premium pressure, felt more in VB than Group
- Elevated group life mortality, and higher volumes for STD and services businesses partially offset by strong LTD risk results

COLONIAL LIFE

- Pressure on sales and premium as infections and lockdowns increase
- Higher life mortality

UNUM INTERNATIONAL

- Consistent UK results
- Infections & lockdowns continue to pressure claim resolution

CLOSED BLOCK

- Elevated claimant mortality in LTC
- Strong mark to market recovery of alternative assets; lower bond call premiums

4Q20 after-tax adjusted operating EPS is expected to be in range of $1.14 – $1.24, equating to FY20 after-tax adjusted operating EPS of $4.92 – $5.02 unum GROUP 29

NET COVID IMPACTS ON OUR BUSINESS



2Q-20
3Q-20
4Q-20
1Q-21
2Q-21
3Q-21
4Q-21
FAVORABLE
COVID Impact
NEGATIVE
COVID Impact
OUTLOOK
Net Impact

- **Group Life:** Unum experiences approximately 1% of US COVID-19 related deaths through group life, with an average claim size of approximately $50k
- **LTC:** Unum experienced claimant mortality approximately 30% higher than expected in 2Q and 15% higher than expected in 3Q
- **Absence Management:** Elevated leave volumes drive higher expenses
- **Dental:** Extremely favorable 2Q, with return to normal utilization in 3Q
- **Alternative Investments:** Recovery to expected long-term returns following 2Q unum GROUP 30

ANNUAL • Through our GAAP reserve adequacy review we analyze historical experience against our morbidity, mortality, lapse, expense, and interest rate reserve RESERVE assumptions and re-visit our view of future rate increases ADEQUACY • Observations for 2020: REVIEW⁃ No material update to morbidity or mortality assumptions in LTC ⁃ Maintaining long-term mortality assumptions in light of the COVID-19 pandemic ⁃ Lowering interest rate assumption for ten-year treasury yield to 3.25% and extending mean reversion period to 7 years ⁃ Favorable offsets include rate increase approval program, expenses, and group LTC inventory ⁃ Results in an after-tax GAAP increase in reserves of $110 million to $130 million for LTC • Statutory reserve position remains strong relative to our best estimate assumptions ⁃ Year-end 2020 funding to establish the previously disclosed premium deficiency reserve for LTC is generally consistent with our expectations 31ANNUAL • Through our GAAP reserve adequacy review we analyze historical experience against our morbidity, mortality, lapse, expense, and interest rate reserve RESERVE assumptions and re-visit our view of future rate increases ADEQUACY • Observations for 2020: REVIEW⁃ No material update to morbidity or mortality assumptions in LTC ⁃ Maintaining long-term mortality assumptions in light of the COVID-19 pandemic ⁃ Lowering interest rate assumption for ten-year treasury yield to 3.25% and extending mean reversion period to 7 years ⁃ Favorable offsets include rate increase approval program, expenses, and group LTC inventory ⁃ Results in an after-tax GAAP increase in reserves of $110 million to $130 million for LTC • Statutory reserve position remains strong relative to our best estimate assumptions ⁃ Year-end 2020 funding to establish the previously disclosed premium deficiency reserve for LTC is generally consistent with our expectations 31

• Reinsuring substantial portion of Closed Block Individual Disability ($7.1 billion of reserves) to CLOSED subsidiary of Global Atlantic DISABILITY • Expect to release approximately $600 million of capital backing the block as holding company cash, assuming receipt of all consents and regulatory approvals BLOCK • Transaction to be completed in 2 phases: REINSURANCE • Phase 1 to close in 4Q-2020 representing 75% of the block • Phase 2 to close in 1Q-2021 and will reflect third party consents obtained • Unum ceding companies paying total net considerations of approximately $376 million at the closing of the first phase, which will be offset by cash tax benefits • Unum subsidiary to provide 12-year volatility cover for the active life block (approximately 5% of statutory reserves); Global Atlantic subsidiary retains the risk for remaining incidence and claims risk after the coverage period • Global Atlantic subsidiary to maintain over-collateralized trust accounts to secure its obligation • Unum to provide service and administration on the block • Unum to retain certain assets with yields exceeding current market levels to support yields on other product lines, including LTC • Transaction adds to Unum’s financial flexibility and further re-balances Company’s portfolio to more “capital efficient” businesses 32• Reinsuring substantial portion of Closed Block Individual Disability ($7.1 billion of reserves) to CLOSED subsidiary of Global Atlantic DISABILITY • Expect to release approximately $600 million of capital backing the block as holding company cash, assuming receipt of all consents and regulatory approvals BLOCK • Transaction to be completed in 2 phases: REINSURANCE • Phase 1 to close in 4Q-2020 representing 75% of the block • Phase 2 to close in 1Q-2021 and will reflect third party consents obtained • Unum ceding companies paying total net considerations of approximately $376 million at the closing of the first phase, which will be offset by cash tax benefits • Unum subsidiary to provide 12-year volatility cover for the active life block (approximately 5% of statutory reserves); Global Atlantic subsidiary retains the risk for remaining incidence and claims risk after the coverage period • Global Atlantic subsidiary to maintain over-collateralized trust accounts to secure its obligation • Unum to provide service and administration on the block • Unum to retain certain assets with yields exceeding current market levels to support yields on other product lines, including LTC • Transaction adds to Unum’s financial flexibility and further re-balances Company’s portfolio to more “capital efficient” businesses 32

INVESTMENT PORTFOLIO UPDATE — ALTERNATIVE INVESTMENTS



Quarterly Average ~$19 Million
$50
$40
$30
$20
$10
$0
-$10
-$20
-$30
-$40
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
Traditional Miscellaneous Investment Income
Alternative Investment Income



ALTERNATIVE INVESTMENT DISTRIBUTION
33%
38%
29%
Private Credit
Private Equity
Real Assets

- Continue to methodically build out our portfolio of alternative investments
  - $689 million (1.5% total invested assets)
- Manage our position in conjunction with high yield holdings
  - High yield + alternatives is 9.0% of total invested assets
- Well diversified portfolio with focus on consistent, predictable cash flows and limited downside risk
  - No impairments
  - 8%-10% expected total returns over the long-term
- Beneficial to assets backing LTC reserves, though mark to market can be volatile

unumGROUP 33

2020 YEAR END • We anticipate the year-end 2020 capital position to provide significant CAPITAL capital cushion above our targeted levels MANAGEMENT EXPECTATIONS YE 2020 METRIC TARGET PROJECTION Risk Based Capital* ≈365% 350% Holding Company $1.5 Billion 1x Fixed Costs ≈ $400 million Liquidity • We anticipate full-year 2020 capital contributions for LTC of $450 million to $475 million with $239 million previously funded, favorable to previous guidance of $550 million to $600 million • We believe this positions the company well given the on-going uncertainty of the pandemic and economy *Traditional U.S. Life insurance Companies 342020 YEAR END • We anticipate the year-end 2020 capital position to provide significant CAPITAL capital cushion above our targeted levels MANAGEMENT EXPECTATIONS YE 2020 METRIC TARGET PROJECTION Risk Based Capital* ≈365% 350% Holding Company $1.5 Billion 1x Fixed Costs ≈ $400 million Liquidity • We anticipate full-year 2020 capital contributions for LTC of $450 million to $475 million with $239 million previously funded, favorable to previous guidance of $550 million to $600 million • We believe this positions the company well given the on-going uncertainty of the pandemic and economy *Traditional U.S. Life insurance Companies 34

2021 Outlook Steve Zabel CHIEF FINANCIAL OFFICER 352021 Outlook Steve Zabel CHIEF FINANCIAL OFFICER 35

ASSUMPTIONS FOR 2021 OUTLOOK

OUTLOOK ASSUMPTIONS

	1H-21	2H-21
GDP Growth	4.30%	
Unemployment	8.5%	7.5%
Total US COVID Deaths	~120,000	~20,000
WTI Oil Price	$45 / Barrel	

- 2021 outlook assumes continuing challenges in 1H-2021 from the COVID-19 pandemic and high unemployment rates with improving trends in 2H-2021
- The outlook assumes broad distribution of COVID-19 vaccine in 1H-2021, leading to improved mortality trends and hospitalization rates in 2H-2021
  - Group life experiences about 1% of COVID mortality, at about $50k per claim
  - Continued pressure from low interest rates and tight credit spreads unum GROUP 36

2021 FINANCIAL OUTLOOK OTHER ASSUMPTIONS We anticipate after-tax adjusted operating • Capital deployment plans consistent with earnings for 2021 to remain generally flat with 2020; awaiting clarity on economic and full year 2020 expectations employment conditions • 1H-2021 trends expected to mirror those of 2H-2020 • Continued pressure on net investment income from low interest rates offsetting • 2H-2021 trends expected to begin to rebound to more improved valuations on alternative historical levels of growth and profitability investments • We anticipate the Company’s sensitivities related to • Corporate Segment quarterly loss estimate COVID-19 to hold throughout 2021 of $45 million to $50 million • Premium growth and operating earnings for Group lines • Expected tax rate of approximately 21% anticipated to recover more quickly than Voluntary Benefits lines 372021 FINANCIAL OUTLOOK OTHER ASSUMPTIONS We anticipate after-tax adjusted operating • Capital deployment plans consistent with earnings for 2021 to remain generally flat with 2020; awaiting clarity on economic and full year 2020 expectations employment conditions • 1H-2021 trends expected to mirror those of 2H-2020 • Continued pressure on net investment income from low interest rates offsetting • 2H-2021 trends expected to begin to rebound to more improved valuations on alternative historical levels of growth and profitability investments • We anticipate the Company’s sensitivities related to • Corporate Segment quarterly loss estimate COVID-19 to hold throughout 2021 of $45 million to $50 million • Premium growth and operating earnings for Group lines • Expected tax rate of approximately 21% anticipated to recover more quickly than Voluntary Benefits lines 37

2021 OUTLOOK EXTERNAL FACTORS UPSIDE POTIENTAL DOWNSIDE RISK • Early distribution of an effective • Delay in vaccine effectiveness or vaccine distribution • Stronger employment as a result of • Slower economic recovery continues faster economic recovery to pressure natural growth • Continued favorability in • Increased pressure on service expenses LTD recoveries • Renewed shutdowns impacting • Online enrollment and effective employers recruiting drives strong sales • Aggressive actions by competitors growth commercially 382021 OUTLOOK EXTERNAL FACTORS UPSIDE POTIENTAL DOWNSIDE RISK • Early distribution of an effective • Delay in vaccine effectiveness or vaccine distribution • Stronger employment as a result of • Slower economic recovery continues faster economic recovery to pressure natural growth • Continued favorability in • Increased pressure on service expenses LTD recoveries • Renewed shutdowns impacting • Online enrollment and effective employers recruiting drives strong sales • Aggressive actions by competitors growth commercially 38

COVID IMPACTS

Before-tax adjusted operating income throughout the pandemic (in millions of dollars)



PRE-PANDEMIC
INITIAL IMPACT
CONTINUING EFFECTS
BEGINNING RECOVERY
$351
$370
$346
$317
319
2H 19
1H 20
2H 20 OUTLOOK
1H 21 OUTLOOK
2H 21 OUTLOOK

- The first half of 2020 presented unique dynamics as the economy shut down in certain industries, mortality was elevated, and dental and health care slowed
- From 3Q-2020 to 2Q-2021, we expect population deaths to remain in a relatively consistent range and underlying claim trends to remain more normalized
- COVID impacts expected to begin to recede more dramatically in 3Q and 4Q-2021 with the expected delivery of a vaccine

unumGROUP 39

2021 CAPITAL OUTLOOK • We expect to head into 2021 with ample capital cushions to absorb volatility • The maintenance of this capital cushion against our long-term targets is prudent given the on-going uncertainties presented by the pandemic and economic conditions • We expect our year-end 2021 capital levels to again exceed our long-term targets • Items to consider for 2021: ⁃ Anticipate capital deployment consistent with 2020 until more clarity on the economy and pandemic emerge ⁃ Capital contributions for LTC expected to exceed 2020 levels ⁃ Annual interest expense estimated at $175 million ⁃ Pending approval, changes to C1 factors would have an estimated impact of $225 million 402021 CAPITAL OUTLOOK • We expect to head into 2021 with ample capital cushions to absorb volatility • The maintenance of this capital cushion against our long-term targets is prudent given the on-going uncertainties presented by the pandemic and economic conditions • We expect our year-end 2021 capital levels to again exceed our long-term targets • Items to consider for 2021: ⁃ Anticipate capital deployment consistent with 2020 until more clarity on the economy and pandemic emerge ⁃ Capital contributions for LTC expected to exceed 2020 levels ⁃ Annual interest expense estimated at $175 million ⁃ Pending approval, changes to C1 factors would have an estimated impact of $225 million 40

Closing Comments Rick McKenney CHIEF EXECUTIVE OFFICER 41Closing Comments Rick McKenney CHIEF EXECUTIVE OFFICER 41

KEY MESSAGES • Business model strong • Current environment highlights need for what we do • Finishing 2020 in solid financial position • 2021 will see continued effects, trending positively toward 2022 • Closed Disability Block sale as we shift portfolio 42KEY MESSAGES • Business model strong • Current environment highlights need for what we do • Finishing 2020 in solid financial position • 2021 will see continued effects, trending positively toward 2022 • Closed Disability Block sale as we shift portfolio 42

Q&A FOR Q&A PARTICIPANTS Please ensure you’ve dialed in and placed yourself in the queue. We will pause briefly to provide participants a chance to connect. 43Q&A FOR Q&A PARTICIPANTS Please ensure you’ve dialed in and placed yourself in the queue. We will pause briefly to provide participants a chance to connect. 43

2021 OUTLOOK RICK McKENNEY MEETING: Chief Executive Officer Q&A PANEL MIKE SIMONDS Chief Operating Officer CHRIS PYNE Executive Vice President, Group Benefits STEVE ZABEL Chief Financial Officer TIM ARNOLD Executive Vice President, Voluntary Benefits and President, Colonial Life PETER O’DONNELL Chief Executive Officer, Unum International MARTHA LEIPER Executive Vice President, Chief Investment Officer 442021 OUTLOOK RICK McKENNEY MEETING: Chief Executive Officer Q&A PANEL MIKE SIMONDS Chief Operating Officer CHRIS PYNE Executive Vice President, Group Benefits STEVE ZABEL Chief Financial Officer TIM ARNOLD Executive Vice President, Voluntary Benefits and President, Colonial Life PETER O’DONNELL Chief Executive Officer, Unum International MARTHA LEIPER Executive Vice President, Chief Investment Officer 44

Appendix Reconciliation of Non-GAAP Financial Measures 45Appendix Reconciliation of Non-GAAP Financial Measures 45

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

	After-tax Adjusted Operating Income	Average Allocated Equity[1]	Annualized Adjusted Operating Return on Equity
	(in millions)		
Nine Months Ended September 30, 2020			
Group Disability	$ 178.3	$ 1,393.9	17.1%
Year Ended December 31, 2017			
Group Disability	$ 232.6	$ 1,506.1	15.4%

[1] Excludes net unrealized gain on securities and net gain on hedges and is calculated using the adjusted stockholders' equity balances presented below. Due to the implementation of a FASB update for which the beginning balance of 2020 for certain stockholders' equity line items were adjusted, we are computing the average allocated equity for 2020 using internally allocated equity that reflects the adjusted beginning balance at January 1, 2020. As a result, average equity for the nine months ended September 30, 2020 will not compute using the historical allocated equity at December 31, 2019.

Group Disability	9/30/2020	12/31/2019	12/31/2017	12/31/2016
	(in millions)		(in millions)	
Total Stockholders' Equity	$ 1,459.8	$ 1,386.1	$ 1,518.7	$ 1,530.6
Excluding:				
Net Unrealized Gain on Securities	29.5	21.7	19.9	20.1
Net Gain (Loss) on Hedges	2.9	0.6	(2.3)	(0.6)
Total Adjusted Stockholders' Equity	$ 1,427.4	$ 1,363.9	$ 1,501.1	$ 1,511.1
Average Adjusted Stockholders' Equity Nine Months Ended September 30, 2020	$ 1,393.9			
Average Adjusted Stockholders' Equity Year Ended December 30, 2017	$ 1,506.1			

unum GROUP 46

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES 47RECONCILIATION OF NON-GAAP FINANCIAL MEASURES 47